Exhibit 99.1

Bank of America
335 Madison Avenue
New York, NY 10017

Tel 212.503.7000
Fax 212.503.7877
February 15, 2006
The Talbots, Inc.
1 Talbots Drive
Hingham, MA 02043

Attn:	Mr. Edward L. Larsen
Senior Vice President, Finance
Chief Financial Officer and Treasurer

Re:	Uncommitted Letter of Credit Facility

Dear Ed:
     We are pleased to advise you that BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank) (the “Lender”) has established for THE TALBOTS, INC. (the “Borrower”), an uncommitted letter of credit facility under which it may issue on a discretionary and uncommitted and as available basis on behalf of the Borrower standby letters of credit (the “Standby Letters of Credit”) and commercial letters of credit (the “Commercial Letters of Credit” and collectively with the Standby Letters of Credit, the “Letters of Credit”). The Letters of Credit outstanding under this uncommitted letter of credit facility shall not exceed in aggregate face amount at any time the amount of (a) $5,000,000 for Standby Letters of Credit and (b) $100,000,000 for Commercial Letters of Credit to support the importation of goods into the United States from Hong Kong and other Asian countries. The terms and conditions of this uncommitted letter of credit facility are as follows:

Letters of Credit Discretionary:	The issuance of all Letters of Credit under this uncommitted letter of credit facility shall be at the sole and absolute discretion of the Lender. Upon the request of the Borrower, the Lender may from time to time in its sole and absolute discretion renew, extend, increase, decrease or otherwise modify each Letter of Credit. This letter is not a commitment by the Lender to issue, renew, extend, increase, decrease or otherwise modify any Letter of Credit. Without limiting the generality of the foregoing, no Letter of Credit shall be issued after the Expiration Date.

Documentation; Repayment of Letter of Credit Liabilities:	The Letters of Credit will be issued pursuant to and the repayment and other obligations of the Borrower in respect of the Letters of Credit shall be evidenced by, an existing Master Commercial Letter of Credit Reimbursement and Security Agreement and Trade Key Online Services Agreement between the Borrower and the Lender, and applications and agreements for standby letters of credit or applications and agreements for commercial letters of credit, as applicable, satisfactory in form and substance to the Lender and executed by the Borrower. The Borrower shall execute and deliver to the Lender such other documents as the Lender may reasonably request from time to time.

The Talbots, Inc.
February 15, 2006

Expiry Dates of the Letters of Credit:	No Letter of Credit shall have an expiry date later than the date which is one (1) year after the date of issuance thereof.

Expiration Date:	February 23, 2007.

Letter of Credit Fees:	The Borrower shall pay such fees on each Letter of Credit as the Lender and the Borrower may agree from time to time. Notwithstanding the foregoing, Commercial Letters of Credit shall include the following pricing based on the location of issuance:

	Boston	Hong Kong

Issuing Fee:	U.S. $25*	Waived
Negotiation Fee:	The greater of 1/8% or U.S. $70	Waived
Amendment Fee:	U.S. $25*	Waived
*Plus Cable Fee

Governing Law:	This Agreement shall be governed by and construed according to the internal laws of The State of New York, without regard to its conflicts of law rules.

Patriot Act:	The Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L. 107-56 (signed into law October 26, 2001)) (the “Act”), the Lender is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the Act.

NOTICE OF FINAL AGREEMENT:	THIS AGREEMENT, THE MASTER COMMERCIAL LETTER OF CREDIT REIMBURSEMENT AND SECURITY AGREEMENT, THE TRADE KEY ONLINE SERVICES AGREEMENT, THE APPLICATIONS AND AGREEMENTS FOR STANDBY LETTERS OF CREDIT, THE APPLICATIONS AND AGREEMENTS FOR COMMERCIAL LETTERS OF CREDIT AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Talbots, Inc.
February 15, 2006

     Please indicate your acknowledgment of the foregoing by signing and returning to the Lender the enclosed copy of this letter at the address shown on the first page hereof.

Very truly yours, BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank)
By:	/s/ John Pocalyko
	Name:	John Pocalyko
	Title:	Senior Vice President

Address:	Global Trade Operations
1 Fleet Way
PA6-580-02-30
Scranton, PA 18507-1999
Telephone:	570-330-4270
Facsimile:	800-755-8740
Acknowledged and Agreed:
THE TALBOTS, INC.

By:	/s/ Carol Stone
	Name:	Carol Stone
	Title:	Vice President, Corp. Controller

Address: Telephone: Facsimile:	1 Talbots Drive Hingham, MA 02043 781-749-7600 781-741-7124